MERRILL LYNCH
SENIOR FLOATING
RATE FUND II, INC.




FUND LOGO




Annual Report

August 31, 1999




Officers and Directors
Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Arthur Zeikel, Director
Joseph T. Monagle Jr., Senior Vice
   President
Richard C. Kilbride, Vice President
Gilles Marchand, Vice President
Paul Travers, Vice President
Donald C. Burke, Vice President and
   Treasurer
Patrick D. Sweeney, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




This report, including the financial information herein, is transmitted to the shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Senior Floating
Rate Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Senior Floating Rate Fund II, Inc.


DEAR SHAREHOLDER

We are pleased to provide you with this first annual report for Merrill Lynch Senior Floating Rate Fund II, Inc. The Fund's investment objective is to seek to provide as high a level of current income and such preservation of capital as is consistent with investing primarily in senior collateralized corporate loans. The securities are rated in the lower rating categories of the established rating services, or unrated corporate loans of comparable quality. The leveraged bank loans in which the Fund primarily invests are senior secured obligations that offer investors greater principal protection than unsecured debt obligations. In addition, these bank loans are floating rate investments whose principal value generally does not move conversely with interest rate fluctuations, as is the case with fixed-income securities.

Fund Performance
Since inception (March 26, 1999) through August 31, 1999, the Fund's total investment return was +3.02%, based on a change in per share net asset value from $10.00 to $10.01, and assuming reinvestment of $0.272 per share income dividends. During the same period, the Fund earned $0.289 per share income dividends, representing a net annualized yield of 6.62%, based on a period-end per share net asset value of $10.01.

Market Review
Late in the summer of 1998, the high-yield bond market was pressured by disruptions in the equity and emerging markets, which resulted in a marked decrease in liquidity and, in turn, a decrease in prices in all three markets virtually across the board. These events negatively impacted the leveraged bank loan market as well.

After a brief period in early 1999 when the high-yield bond and bank loan markets had begun to stabilize, a combination of rising interest rates and widening credit spreads (that is, the spread over a risk-free investment that an investor requires to invest in high-yield bonds or leveraged loans) pushed the price of existing high-yield bond issues and bank loans (which were issued at narrower spreads) down. In addition, certain sectors experienced extreme difficulties.

During the three-month period ended August 31, 1999, the interest rate environment dominated the US capital markets. Investors were concerned that the ongoing strength in the economy would prompt the Federal Reserve Board into a round of increasing of the Federal Funds rate. At the end of June, there was relief when the Federal Reserve Board only raised interest rates by 25 basis points (0.25%). However, there were continued signs of strength in the economy, and the Federal Reserve Board raised short-term interest rates another 0.25% on August 24, 1999.

Correlation Between Markets
There is a growing correlation between the leveraged loan market and the high-yield bond market. This correlation can be explained by the fact that high-yield bond and bank loan markets are comprised of similar industry sectors and often contain overlapping issuers. As a result, general economic events and trends tend to move the two markets in the same direction, although the bonds typically move to a greater degree than the bank loans.

In fact, an analysis by Donaldson, Lufkin and Jenrette suggests that the correlation is approximately 25% and that over time the loan market has produced 80% of the return of the high-yield bond market with only 30% of the volatility. That same study suggests that the leveraged loan market has virtually no correlation to any other major asset class (equities, investment-grade corporate bonds, government securities or emerging market bonds), thus providing investors with an attractive investment diversification alternative.

The "Risk/Reward of Various Assets" graph that appears on page 2 of this report to shareholders plots the annualized return and volatility experienced by several asset classes averaged over the last seven years, eight months. Asset classes resting on the line experienced a proportionate amount of return for the corresponding amount of risk. Asset classes falling below the capital markets line endured a disproportionate amount of risk relative to the return they achieved. Finally, asset classes lying above the line achieved higher returns than justified by the risk they experienced. Leveraged bank loans are the only asset class to fall significantly above the line, which illustrates that, compared to other asset classes, the bank loan market provides superior risk/reward characteristics. For these reasons, we are optimistic about the Fund's investment potential.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


Investment Strategy
Merrill Lynch Senior Floating Rate Fund II, Inc. ended the period with approximately $198.9 million out of $230.2 million, or 86%, of its total assets committed for investment in corporate loans. Assets not invested in corporate loans were invested in high-quality, short-term securities. As of August 31, 1999, more than 98% of the Fund's investments in corporate loans were accruing interest at a yield spread above the London Interbank Offered Rate (LIBOR), the rate that major banks charge each other for US dollar-denominated deposits outside of the United States. LIBOR tracks very closely with other short-term interest rates, such as the Federal Funds rate. Since the reset period on the Fund's floating rate investments is between 30 days and 90 days, the yield on the bank loan portion of the Fund is likely to move in the same direction within a short period of time after any change in the Federal Funds rate.

Throughout the five months ended August 31, 1999, the Fund's investment philosophy remained unchanged: to invest in leveraged transactions in which borrowers have strong market shares, experienced managements, consistent cash flows and appropriate risk/reward characteristics in the form of its floating rate spreads over LIBOR. In addition, we look for companies with significant underlying asset and franchise value, strong capital structures and equity sponsors that support their investments. It is these characteristics that we believe provide optimal downside protection to the Fund's net asset value.



A line graph depicting the annualized return and volatility for various assets from 1992 to July 1999.

                                         Volatility       Return

Broad Equity Market                        14.68%         19.94%

Emerging Market Bonds                      20.61%         14.08%

High Yield Bonds                            5.78%         10.56%

Leveraged Loans                             1.92%          8.44%

U.S. Long-Term Treasury Bonds               9.17%          8.81%

Investment Grade Bonds                      5.13%          7.73%

U.S. Intermediate Treasury Bonds            4.81%          6.25%

Mortgage Secs                               3.27%          6.85%

Money Market Secs                            .30%          4.46%

U.S. Inflation                               .56%          2.57%


Source: Calculated by Merrill Lynch using information and data presented in Ibbotson Investment Analysis Software, c1999 Ibbotson Associates, Inc. All rights reserved. Used with permission.

The assets used in the above analysis are represented by the following indexes: US 30-day Treasury Bill Index (Money Market Securities); Merrill Lynch Mortgage Index (Mortgage Securities); Ibbotson's U.S. IT (Intermediate Treasuries); Ibbotson's U.S.
LTIndex (Long-Term Treasuries); Merrill Lynch Corporate Index (Investment Grade Bonds); Donaldson, Lufkin & Jenrette HY Index
(High Yield Bonds); Donaldson, Lufkin & Jenrette Leveraged Loan Index (Leveraged Loans); EMBI Fixed Rate Index (Emerging Market Bonds);
and Standard & Poor's 500 Index (Broad Equity Market).


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


During the three months ended August 31, 1999, we focused on the new-issue market. These new issues were clearing the market at spreads higher than those required by investors earlier in the year. The new-issue transactions were also much more conservatively structured, with lower leverage and higher interest coverage as investors became more demanding. Some of these leveraged bank loans recently brought to market are trading above issue price.

The Fund's investments were spread across 60 borrowers in 30 industries. See the "Portfolio Information" section on page 4 of this report to shareholders, which provides listings of the Fund's ten largest holdings and five largest industries at August 31, 1999.

In Conclusion
As difficult as the fiscal year was for the high-yield bond and leveraged loan markets, the Fund's performance illustrates the bank loan market's ability to weather market fluctuations with less volatility than the high-yield bond market. This attribute continues to draw many new institutional buyers to the bank loan market. When there was almost no liquidity in high-yield securities during the most difficult periods of the past 12 months and many markets lost their ability to price transactions, the bank loan market maintained liquidity for most generally syndicated transactions, although at lower levels. We believe that both the technical and fundamental aspects are improving in the bank loan sector. We also believe we have positively positioned the Fund to follow further expected improvements in the marketplace in an effort to seek to enhance performance over the coming months.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund II, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Richard C. Kilbride)
Richard C. Kilbride
Vice President and Co-Portfolio Manager



(Gilles Marchand)
Gilles Marchand
Vice President and Co-Portfolio Manager



(Paul Travers)
Paul Travers
Vice President and Co-Portfolio Manager



October 14, 1999



We are pleased to announce that Richard C. Kilbride, Paul Travers and Gilles Marchand have each been appointed Vice President and Portfolio Manager of Merrill Lynch Senior Floating Rate Fund II, Inc. Mr. Kilbride has almost 20 years experience in the fixed-income markets and has previously served as a Managing Director of Fixed Income for Merrill Lynch Asset Management, L.P. (MLAM) and its affiliated asset management companies in London and in Los Angeles. Mr. Travers joined MLAM's Bank Loan Portfolio Group last year, bringing with him 15 years of diversified professional experience in the bank loan industry. He was previously Head of U.S. Corporate Banking in the New York branch of BHF-BANK. Mr. Marchand has been a Bank Loan Credit Analyst for MLAM for the last three years and has almost 10 years buy side experience in a wide range of fixed-income securities.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING

Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund") has the ability to utilize leverage through the borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the entire portfolio holdings resulting therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



PORTFOLIO INFORMATION

As of August 31, 1999

Quality Rating*                         Percent of
S&P/Moody's                       Long-Term Investments

BBB/Baa                                     2.5%
BB/Ba                                      48.9
B/B                                        26.3
NR (Not Rated)                             22.3

[FN]
*In cases where bonds are rated differently by Standard & Poor's
 Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                        Percent of
Five Largest Industries                Total Assets

Wireless Telecommunications                 9.7%
Cable Television Services                   6.9
Electronics/Electrical Components           6.8
Chemicals                                   6.5
Automotive Equipment                        6.4



                                        Percent of
Ten Largest Holdings                   Total Assets

Huntsman ICI Chemicals LLC                  4.4%
Bridge Information                          3.3
Classic Cable Inc.                          2.6
Wyndham International, Inc.                 2.6
Omnipoint Communications Corp.              2.6
SPX Corporation                             2.2
Mueller Industries Inc.                     2.2
Lyondell Petrochemical Co.                  2.2
TW Fanch-One Co.                            2.2
Starwood Hotels & Resorts Trust             2.2



Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS
                 S&P    Moody's      Face                Senior Secured                                          Value
Industries      Rating   Rating     Amount       Floating Rate Loan Interests*                    Cost         (Note 1a)
Aircraft &        B+      Ba3    $  875,141  Fairchild Semiconductors Corp., Term, due
Parts--0.4%                                  4/30/2006                                      $      873,458  $      877,876

Amusement         NR++    NR++    5,000,000  SFX Entertainment Inc., Term B, due
Recreational                                 6/30/2006                                           4,968,794       4,965,625
Services--2.2%

Automotive        B+      Ba3     2,750,000  Accuride Corp., Term C, due 1/21/2007               2,743,370       2,749,175
Equipment--6.4%   NR++    NR++      500,000  Americanbump, Term B, due 10/31/2002                  498,832         500,469
                                             Collins & Aikman Corp.:
                  BB-     Ba3     2,460,000    Term B, due 6/30/2005                             2,466,150       2,448,212
                  BB-     Ba3     1,500,000    Term C, due 12/31/2005                            1,496,378       1,495,312
                                             Mueller Industries Inc.:
                  NR++    NR++    2,500,000    Term B, due 8/16/2006                             2,496,879       2,504,687
                  NR++    NR++    2,500,000    Term C, due 8/16/2007                             2,496,879       2,504,687
                                             Safelite Glass Corp.:
                  BB-     B1      1,250,000    Term B, due 12/23/2003                            1,250,000       1,243,750
                  BB-     B1      1,250,000    Term C, due 12/23/2004                            1,250,000       1,243,750
                                                                                            --------------  --------------
                                                                                                14,698,488      14,690,042

Broadcasting      NR++    NR++    4,000,000  Benedek Broadcasting, Term B, due 11/20/2007        3,994,099       3,995,000
Radio &                                      Chancellor Media Corp.:
Television--4.1%  BB-     Ba1     1,061,798    Revolving Credit, due 1/31/2003                   1,061,797       1,045,871
                  BB-     Ba1       444,965    Term, due 6/26/2004                                 426,732         443,760
                                             Cumulus Media:
                  NR++    B1      1,800,000    Term B, due 9/30/2007                             1,795,500       1,795,500
                  NR++    B1      1,200,000    Term C, due 2/28/2008                             1,197,000       1,197,000
                  NR++    NR++    1,000,000  Quoram Broadcasting, Term B, due 9/30/2007            997,571       1,001,250
                                                                                            --------------  --------------
                                                                                                 9,472,699       9,478,381

Building          NR++    B1      2,400,000  Juno Lighting Inc., Term B, due 6/29/2006           2,394,105       2,403,000
Materials--1.9%   NR++    B1      2,000,000  Trussway Industries, Term B, due 7/08/2005          1,990,148       2,000,000
                                                                                            --------------  --------------
                                                                                                 4,384,253       4,403,000

Business          NR++    NR++    3,000,000  Muzak Audio, Term B, due 12/31/2006                 2,992,594       3,007,500
Services--1.3%

Cable             BB-     Ba1     5,000,000  Charter Communications, Term B, due
Television                                   3/18/2008                                           5,000,000       4,993,125
Services--7.0%    BB-     B1      6,000,000  Classic Cable Inc., Term B, due 1/31/2008           5,992,554       5,996,250
                  NR++    NR++    5,000,000  TW Fanch-One Co., Term B, due 12/31/2007            5,031,250       5,006,250
                                                                                            --------------  --------------
                                                                                                16,023,804      15,995,625

Chemicals--6.6%                              Huntsman ICI Chemicals LLC:
                  NR++    Ba3     5,000,000    Term B, due 6/30/2007                             4,972,744       5,016,665
                  NR++    Ba3     5,000,000    Term C, due 6/30/2008                             4,972,705       5,016,665
                  NR++    Ba3     4,987,500  Lyondell Petrochemical Co., Term E, due
                                             5/17/2006                                           4,981,447       5,007,241
                                                                                            --------------  --------------
                                                                                                14,926,896      15,040,571

Computer                                     Bridge Information:
Related           NR++    NR++    2,500,000    Term, due 7/07/2003                               2,498,780       2,489,845
Products--3.3%    NR++    NR++    5,000,000    Term B, due 5/29/2005                             5,008,769       5,003,126
                                                                                            --------------  --------------
                                                                                                 7,507,549       7,492,971

Diversified       BB      Ba3     4,987,437  SPX Corporation, Term B, due 9/30/2006              5,024,843       5,018,609
--2.2%


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                 S&P    Moody's      Face                Senior Secured                                          Value
Industries      Rating   Rating     Amount       Floating Rate Loan Interests*                    Cost         (Note 1a)
Drilling--1.7%                               Key Energy Services Inc.:
                  NR++    B1     $2,100,000    Revolving Credit, due 9/14/2003              $    2,100,000  $    2,026,500
                  B-      B1      2,000,000    Term B, due 9/14/2004                             1,975,641       1,985,000
                                                                                            --------------  --------------
                                                                                                 4,075,641       4,011,500

Drug/             B+      B1      2,462,500  Duane Reade Co., Term B, due 2/15/2005              2,458,111       2,463,012
Proprietary
Stores--1.1%

Electronics/      B+      B1      1,996,000  DD Inc. Term B, due 4/22/2005                       1,967,966       1,916,160
Electrical        NR++    NR++    3,000,000  Intersil Corp., Term B, due 6/30/2005               2,988,815       3,000,000
Components                                   Semiconductor:
--6.9%            BB-     Ba3     1,444,444    Term B, due 8/04/2005                             1,440,867       1,442,188
                  BB-     Ba3     1,555,556    Term C, due 8/04/2007                             1,551,691       1,553,126
                  B+      Ba3     4,839,175  Superior Telecom, Term A, due 5/27/2004             4,839,175       4,839,930
                  B+      B2      3,000,000  ViaSystems Inc., Term C, due 6/30/2005              2,977,704       2,988,750
                                                                                            --------------  --------------
                                                                                                15,766,218      15,740,154

Energy--0.2%      NR++    NR++      500,000  Plains Scurlock, Term B, due 5/12/2004                497,571         498,906

Environmental                                URS Corporation:
Services--0.9%    BB      Ba3     1,000,000    Term B, due 6/09/2006                               999,018       1,005,000
                  BB      Ba3     1,000,000    Term C, due 6/09/2007                               999,014       1,005,000
                                                                                            --------------  --------------
                                                                                                 1,998,032       2,010,000

Food & Kindred                               Specialty Foods, Inc.:
Products--0.9%    NR++    B3        734,114    Revolving Credit, due 1/31/2000                     731,783         732,738
                  NR++    B3      1,259,365    Term, due 1/31/2000                               1,255,358       1,257,003
                                                                                            --------------  --------------
                                                                                                 1,987,141       1,989,741

Grocery--1.7%     B       B2      4,000,000  Grand Union Co., Term, due 8/17/2003                4,007,500       3,990,000

Hotels &          NR++    Ba1     5,000,000  Starwood Hotels & Resorts Trust, Term, due
Motels--4.8%                                 2/23/2003                                           5,000,000       5,001,040
                                             Wyndam International, Inc.:
                  B+      B3      2,000,000    Term, due 6/30/2004                               1,990,271       1,988,126
                  B+      B3      4,000,000    Term, due 6/30/2006                               3,990,175       3,979,376
                                                                                            --------------  --------------
                                                                                                10,980,446      10,968,542

Leasing &         BB-     B1      2,000,000  Anthony Crane, Term, due 7/30/2006                  1,995,025       1,980,000
Rental                                       Avis Rent A Car Inc.:
Services--4.3%    BB+     Ba3     2,500,000    Term B, due 6/30/2006                             2,493,861       2,481,250
                  BB+     B3      2,500,000    Term C, due 6/30/2007                             2,493,842       2,482,813
                  NR++    Ba3     3,000,000  Nationsrent, Term B, due 7/20/2006                  2,992,574       3,000,939
                                                                                            --------------  --------------
                                                                                                 9,975,302       9,945,002

Manufacturing--   NR++    B1      4,180,000  Terex Corp., Term C, due 2/05/2006                  4,175,747       4,182,612
3.1%                                         Thermadyne:
                  NR++    B1      1,485,000    Term B, due 5/22/2005                             1,488,713       1,480,824
                  NR++    B1      1,485,000    Term C, due 5/22/2006                             1,488,713       1,480,824
                                                                                            --------------  --------------
                                                                                                 7,153,173       7,144,260

Medical           B+      B1      2,000,000  Hanger Orthopedic Group Inc., Term B, due
Equipment--0.9%                              12/30/2006                                          1,995,079       2,005,626

Metals & Mining   NR++    NR++    1,000,000  AEI Resources Inc., Term B, due 12/31/2004            992,752         987,500
--1.7%            NR++    Ba3     2,989,907  UCAR Global Enterprises, Term B, due
                                             12/31/2002                                          2,997,382       2,997,382
                                                                                            --------------  --------------
                                                                                                 3,990,134       3,984,882


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (continued)
                 S&P    Moody's      Face                Senior Secured                                            Value
Industries      Rating   Rating     Amount       Floating Rate Loan Interests*                      Cost         (Note 1a)
Packaging--2.0%                              Packaging Corp.:
                  BB      Ba3   $ 2,324,380    Term B, due 4/12/2007                        $    2,310,497  $    2,332,734
                  BB      Ba3     2,324,380    Term C, due 4/12/2008                             2,310,455       2,334,550
                                                                                            --------------  --------------
                                                                                                 4,620,952       4,667,284

Paper--2.1%       B+      Ba3     2,487,500  Jefferson Smurfit Company/Container Corp. of
                                             America, Term B, due 3/24/2006                      2,487,500       2,491,388
                  NR++    Ba3     2,396,930  Stone Container Corp., Term E, due 10/01/2003       2,396,930       2,399,927
                                                                                            --------------  --------------
                                                                                                 4,884,430       4,891,315

Pharmaceuticals                              Dade Behring Inc.:
--1.1%            B+      Ba3     1,250,000    Term B, due 6/30/2006                             1,243,862       1,254,166
                  B+      Ba3     1,250,000    Term C, due 6/30/2007                             1,243,843       1,254,166
                                                                                            --------------  --------------
                                                                                                 2,487,705       2,508,332

Printing &        B+      Ba3     2,000,000  Advanstar Co., Term C, due 6/30/2007                1,997,025       2,000,000
Publishing        NR++    Ba3     1,240,027  Penton Media, Term B, due 5/31/2006                 1,238,520       1,240,544
--1.8%            B+      B1      1,000,000  Reiman Publications, Term, due 12/01/2005           1,005,000       1,002,292
                                                                                            --------------  --------------
                                                                                                 4,240,545       4,242,836

Property          NR++    Ba1     3,000,000  Prison Realty Trust Inc., Term C, due
Management                                   12/31/2002                                          2,981,655       2,987,499
--1.3%

Transportation    NR++    Ba2     2,000,000  Transport Manufacturing, Term B, due
--Services                                   6/15/2006                                           1,995,144       2,000,000
--2.2%            NR++    Ba3     2,985,804  Travel Centers of America Inc., Term B,
                                             due 3/27/2005                                       2,981,380       2,998,246
                                                                                            --------------  --------------
                                                                                                 4,976,524       4,998,246

Waste                                        Allied Waste:
Management--      BBB-    Ba3     2,272,727    Term B, due 6/30/2006                             2,259,851       2,256,984
2.2%              BBB-    Ba3     2,727,273    Term C, due 6/30/2007                             2,711,796       2,708,806
                                                                                            --------------  --------------
                                                                                                 4,971,647       4,965,790

Wired             BB      Ba2     1,500,000  Global Crossing Holding Ltd., Term B, due
Telecommunica-                               7/02/2007                                           1,496,263       1,491,562
tions--0.6%

Wireless          B       B2      4,466,250  Centennial Cellular Operating Co., Term C,
Telecommunica-                               due 11/30/2007                                      4,459,602       4,482,418
tions--9.8%                                  Dobson Sygnet:
                  NR++    NR++    2,000,000    Term B, due 3/23/2007                             2,000,000       2,001,666
                  NR++    NR++    2,000,000    Term C, due 12/23/2007                            2,000,000       2,005,416
                  B       Ba3     2,000,000  Nextel Communications Inc., Term C, due
                                             3/31/2007                                           2,000,000       1,998,750
                  NR++    B2      5,989,337  Omnipoint Communications Corp., Term C,
                                             due 2/17/2006                                       5,928,233       5,931,941
                  NR++    NR++    5,000,000  PowerTel PCS, Inc., Term B, due 2/06/2003           4,997,096       4,964,065
                  NR++    B2      1,000,000  Tritel Holdings, Term B, due 12/31/2007               987,886         998,958
                                                                                            --------------  --------------
                                                                                                22,372,817      22,383,214

                                             Total Senior Secured Floating Rate
                                             Loan Interests--86.7%                             198,790,264     198,857,903


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


SCHEDULE OF INVESTMENTS (concluded)
                                     Face                                                                          Value
                                    Amount           Short-Term Securities                          Cost         (Note 1a)
Commercial Paper**--5.2%        $ 6,991,000  General Motors Acceptance Corp., 5.56% due
                                             9/01/1999                                      $    6,991,000  $    6,991,000
                                  5,000,000  Rank Xerox Capital, 5.20% due 9/09/1999             4,994,222       4,994,222
                                                                                            --------------  --------------
                                                                                                11,985,222      11,985,222


US Government Agency              6,000,000  Federal Home Loan Mortgage Corporation
Obligations**--5.9%                          Participation Certificates, 5.04% due 9/09/1999     5,993,280       5,993,280
                                             Federal National Mortgage Association:
                                  5,000,000    5.16% due 9/13/1999                               4,991,400       4,991,400
                                  2,500,000    5.20% due 9/17/1999                               2,494,222       2,494,222
                                                                                            --------------  --------------
                                                                                                13,478,902      13,478,902

                                             Total Short-Term Securities--11.1%                 25,464,124      25,464,124

Total Investments--97.8%                                                                    $  224,254,388     224,322,027
                                                                                            ==============
Other Assets Less Liabilities--2.2%                                                                              5,103,678
                                                                                                            --------------
Net Assets--100.0%                                                                                          $  229,425,705
                                                                                                            ==============


++Not Rated.
 *The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
  Ratings of issues shown have not been audited by Deloitte & Touche
  LLP.


See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1999
Assets:             Investments, at value (identified cost--$224,254,388) (Note 1b)                      $   224,322,027
                    Cash                                                                                          40,208
                    Receivables:
                      Capital shares sold                                               $     4,237,701
                      Interest                                                                1,393,368
                      Principal paydowns                                                          5,025
                      Commitment fees                                                             1,698        5,637,792
                                                                                        ---------------
                    Prepaid registration fees and other assets (Note 1f)                                         187,452
                                                                                                         ---------------
                    Total assets                                                                             230,187,479
                                                                                                         ---------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1g)                                       363,942
                      Administrator (Note 2)                                                     69,954
                      Investment adviser (Note 2)                                                25,403          459,299
                                                                                        ---------------
                    Deferred income (Note 1e)                                                                     59,186
                    Accrued expenses and other liabilities                                                       243,289
                                                                                                         ---------------
                    Total liabilities                                                                            761,774
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $   229,425,705
                                                                                                         ===============

Net Assets          Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:         authorized                                                                           $     2,292,476
                    Paid-in capital in excess of par                                                         227,088,500
                    Accumulated realized capital losses on investments--net (Note 6)                              (5,039)
                    Unrealized appreciation on investments--net                                                   49,768

                    Net Assets--Equivalent to $10.01 per share based on shares of
                    22,924,759 capital stock outstanding                                                 $   229,425,705
                                                                                                         ===============

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                        For the Period
                                                                                                        March 26, 1999++
                                                                                                       to August 31, 1999
Investment Income   Interest and discount earned                                                         $     4,815,971
(Note 1e):          Facility and other fees                                                                        6,651
                                                                                                         ---------------
                    Total income                                                                               4,822,622
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                   $       625,622
                    Administrative fees (Note 2)                                                263,423
                    Professional fees                                                            48,457
                    Registration fees (Note 1f)                                                  40,404
                    Assignment fees                                                              38,942
                    Accounting services (Note 2)                                                 28,048
                    Printing and shareholder reports                                             25,000
                    Directors' fees and expenses                                                 23,639
                    Transfer agent fees (Note 2)                                                 21,329
                    Tender offer costs (Note 7)                                                  19,620
                    Custodian fees                                                               10,600
                    Other                                                                        19,891
                                                                                        ---------------
                    Total expenses before reimbursement                                       1,164,975
                    Reimbursement of expenses (Note 2)                                         (802,357)
                                                                                        ---------------
                    Total expenses after reimbursement                                                           362,618
                                                                                                         ---------------
                    Investment income--net                                                                     4,460,004
                                                                                                         ---------------

Realized &          Realized loss on investments--net                                                             (5,039)
Unrealized Gain     Unrealized appreciation on investments--net                                                   49,768
(Loss) on                                                                                                ---------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                 $     4,504,733
(Notes 1c,                                                                                               ===============
1e & 3):

                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Changes in Net Assets
                                                                                                        For the Period
                                                                                                        March 26, 1999++
Increase (Decrease) in Net Assets:                                                                     to August 31, 1999
Operations:         Investment income--net                                                               $     4,460,004
                    Realized loss on investments--net                                                             (5,039)
                    Unrealized appreciation on investments--net                                                   49,768
                                                                                                         ---------------
                    Net increase in net assets resulting from operations                                       4,504,733
                                                                                                         ---------------

Dividends to        Investment income--net                                                                    (4,460,004)
Shareholders                                                                                             ---------------
(Note 1g):          Net decrease in net assets resulting from dividends to shareholders                       (4,460,004)
                                                                                                         ---------------

Capital Share       Net increase in net assets resulting from capital share transactions                     229,280,976
Transactions                                                                                             ---------------
(Note 4):

Net Assets:         Total increase in net assets                                                             229,325,705
                    Beginning of period                                                                          100,000
                                                                                                         ---------------
                    End of period                                                                        $   229,425,705
                                                                                                         ===============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements                                                    For the Period
                                                                                                        March 26, 1999++
Increase (Decrease) in Net Assets:                                                                     to August 31, 1999
Per Share           Net asset value, beginning of period                                                 $         10.00
Operating                                                                                                ---------------
Performance:        Investment income--net                                                                           .27
                    Realized and unrealized gain on investments--net                                                 .01
                                                                                                         ---------------
                    Total from investment operations                                                                 .28
                                                                                                         ---------------
                    Less dividends from investment income--net                                                      (.27)
                                                                                                         ---------------
                    Net asset value, end of period                                                       $         10.01
                                                                                                         ===============

Total Investment    Based on net asset value per share                                                             3.02%+++
Return:**                                                                                                ===============

Ratio to Average    Expenses, net of reimbursement                                                                  .55%*
Net Assets:                                                                                              ===============
                    Expenses                                                                                       1.77%*
                                                                                                         ===============
                    Investment income--net                                                                         6.77%*
                                                                                                         ===============

Supplemental        Net assets, end of period (in millions)                                              $           229
Data:                                                                                                    ===============
                    Portfolio turnover                                                                            28.49%
                                                                                                         ===============

                   *Annualized.
                  **Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
                  ++Commencement of operations.
                 +++Aggregrate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. Prior to commencement of operations on March 26, 1999, the Fund had no operation other than those relating to organizational matters and the issuance of 10,000 shares of Common Stock to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000 on March 19, 1999.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at August 31, 1999 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests will be valued in accordance with guidelines established by the Board of Directors. Until July 9, 1999, Loan Interests for which an active secondary market exists and for which the Investment Adviser can obtain at least two quotations from banks or dealers in Loan Interests were valued by calculating the mean of the last available bid and asked prices in the markets for such Loan Interests, and then using the mean of those two means. If only one quote for a particular Loan Interest was available, such Loan Interest were valued on the basis of the mean of the last available bid and asked prices in the market. As of July 12, 1999, pursuant to the approval of the Board of Directors, the Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


NOTES TO FINANCIAL STATMENTS (concluded)

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. Facility fees are accreted into income over the term of the related loan.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory and Administrative
Services Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc.
("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function. For such services, the Fund pays a monthly fee at an annual rate of .95% of the Fund's average daily net assets. For the period March 26, 1999 to August 31, 1999, MLAM earned fees of $625,622, of which $600,717 was voluntarily waived. FAM also reimbursed the Fund for additional expenses of $201,640.

The Fund also has an Administrative Services Agreement with MLAM whereby MLAM will receive a fee equal to an annual rate of .40% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the period March 26, 1999 to August 31, 1999, Merrill Lynch Funds Distributor ("MLFD"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. earned early withdrawal charges of $30,210 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period March 26, 1999 to August 31, 1999 were $226,865,887 and $28,087,975, respectively.

Net realized losses for the period March 26, 1999 to August 31, 1999 and net unrealized gains as of August 31, 1999 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments             $    (2,942)   $     67,639
Short-term investments                 (2,097)             --
Unfunded loan interests                    --         (17,871)
                                  -----------    ------------
Total                             $    (5,039)   $     49,768
                                  ===========    ============


As of August 31, 1999, net unrealized appreciation for financial reporting and Federal income tax purposes aggregated $67,639, of which $484,540 is related to appreciated securities and $416,901 is related to depreciated securities. The aggregate cost of investments at August 31, 1999 for Federal income tax purposes was $224,254,388.


4. Capital Share Transactions:

Transactions in capital shares were as follows:


For the Period March 26, 1999++                     Dollar
to August 31, 1999                    Shares        Amount

Shares sold                        23,185,920   $231,994,651
Shares issued to share-
holders in reinvestment
of dividends                          204,831      2,051,012
                                 ------------   ------------
Total issued                       23,390,751    234,045,663
Shares tendered                      (475,992)    (4,764,687)
                                 ------------   ------------
Net increase                       22,914,759   $229,280,976
                                 ============   ============

[FN]
++Prior to March 26, 1999 (commencement of operations), the Fund issued 10,000 shares to MLAM for $100,000.


Merrill Lynch Senior Floating Rate Fund II, Inc.
August 31, 1999


5. Unfunded Loan Interests:
As of August 31, 1999, the Fund had unfunded loan commitments of $10,789,150, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                   Unfunded
                                                  Commitment
Borrower                                        (in thousands)

Chancellor Media Corp.                              $ 1,555
Key Energy Services Inc.                              3,500
Speciality Foods, Inc.                                  734
Terex Corp.                                           5,000


6. Capital Loss Carryforward:
At August 31, 1999, the Fund had a net capital loss carryforward of approximately $5,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:
The Fund began a quarterly tender offer on September 21, 1999 which concludes on October 19, 1999.


<AUDIT-REPORT>
INDEPENDENT AUDITOR' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Senior Floating Rate Fund II, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Senior Floating Rate Fund II, Inc. as of August 31, 1999, the related statements of operations and changes in net assets, and the financial highlights for the period March 26, 1999 (commencement of operations) to August 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian and financial intermediaries or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Senior Floating Rate Fund II, Inc. as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period March 26, 1999 (commencement of operations) to August 31, 1999 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 19, 1999
</AUDIT-REPORT>